UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2005
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission	Incorporation; Address of Principal Executive Offices;	IRS Employer
File Number	and Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Additional Information
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Answer in Connection with Application of Disposition of Jurisdictional Assets

Section 8 — Other Events.

Item 8.01. Other Events.

Exelon and PSEG File Answer in FERC Proceedings

On December 20, 2004, Exelon Corporation (“Exelon”) and Public Service Enterprise Group Incorporated (“PSEG”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which PSEG will merge with and into Exelon with Exelon continuing as the surviving corporation (the “Merger”). Completion of the Merger is subject to a number of conditions, including the approval of a number of governmental authorities. On February 4, 2005, Exelon and PSEG filed an application for approval or the proposed merger with the Federal Energy Regulatory Commission (“FERC”) under the Federal Power Act.

On May 10, 2005, Exelon and PSEG issued a press release reporting that they have filed an answer to various motions to intervene, protests and requests for hearing that had been filed with FERC in response to the application Exelon and PSEG filed with FERC on February 4, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Current Report on Form 8-K by reference.

A copy of the answer filed with FERC on May 9, 2005 (without exhibits and submitted testimony) is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Current Report on Form 8-K by reference. Exelon expects that a copy of the full filing will be available through the FERC website.

* * * * *

This Current Report on Form 8-K is being filed separately by Exelon, Commonwealth Edison Company (“ComEd”), PECO Energy Company (“PECO”) and Exelon Generation Company, LLC (“Generation”) (collectively, the “Exelon Registrants”). Information contained herein relating to any individual Exelon Registrant has been filed by such registrant on its own behalf. No individual Exelon Registrant makes any representation as to information relating to any other Exelon Registrant.

Except for the historical information contained herein, certain of the matters discussed in this Filing constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding benefits of the proposed merger, integration plans, and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon, Commonwealth Edison Company (“ComEd”), PECO Energy Company (“PECO”), and Exelon Generation Company, LLC (“Exelon Generation” and together with Exelon, ComEd and PECO, the “Exelon Registrants”), and the current expectations of management of Public Service Enterprise Group Incorporated (“PSEG”), Public Service Electric and Gas Company (“PSE&G”), PSEG Power LLC (“PSEG Power”), and PSEG Energy Holdings LLC (“PSEG Holdings” and together with PSEG, PSE&G and PSEG Power, the “PSEG Registrants”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this filing. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PSEG could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may experience more difficulties than expected in achieving operating improvements at jointly owned nuclear generating facilities; (11) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (12) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (13) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. A discussion of some of these other important factors and assumptions is contained in the Exelon Registrants’ and PSEG Registrants’ respective filings with the SEC, including: (1) the Exelon Registrants’ 2004 Annual Report on Form 10-K — Item 7. Management’s Discussion and Analysis of Financial condition and Results of Operations — Business Outlook and the Challenges in Managing Our Business for Each of Exelon, ComEd, PECO and Exelon Generation; (2) the Exelon Registrants’ 2004 Annual Report on Form 10-K — Item 8. Financial Statements and Supplementary Data: Exelon — Note 20, ComEd — Note 15, PECO — Note 14, and Exelon Generation — Note 16; and (3) the PSEG Registrants’ 2004 Annual Report on Form 10-K — Forward Looking Statements. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is contained in the Registration Statement on Form S-4 that Exelon has filed with the SEC (Registration No. 333-122704) in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Filing may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Filing. None of the Exelon Registrants or PSEG Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Filing.

Additional Information

This communication is not a solicitation of a proxy from any security holder of Exelon Corporation (Exelon) or Public Service Enterprise Group Incorporated (PSEG). Exelon has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (Registration No. 333-122704) that contains a preliminary joint proxy statement/prospectus and other relevant documents regarding the proposed merger of Exelon and PSEG. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PSEG and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Shareholder Services, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171.

The respective directors and executive officers of Exelon and PSEG and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Exelon Corporation and Public Service Enterprise Group Incorporated.

99.2	Answer of Exelon Corporation and Public Service Enterprise Group Incorporated in connection with the Application for Authorization of Disposition of Jurisdictional Assets Under Section 203 of the Federal Power Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Treasurer and Chief Financial Officer Exelon Corporation

May 10, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Exelon Corporation and Public Service Enterprise Group Incorporated.

99.2	Answer of Exelon Corporation and Public Service Enterprise Group Incorporated in connection with the Application for Authorization of Disposition of Jurisdictional Assets Under Section 203 of the Federal Power Act